UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2002-5 Home Equity Mortgage Pass-Through Certificates, Series 2002-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-34              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Washington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On January 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 27, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2002-5 Home Equity
Mortgage Pass-Through Certificates, Series 2002-5
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  February 6, 2003           By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 27, 2003



                    Credit Suisse First Boston, Series 2002-HEMT5
                                Statement to Certificate Holders
                                      January 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       95,285,000.00    95,285,000.00   4,226,597.91    198,192.80     4,424,790.71     0.00            0.00       91,058,402.09
A2       78,000,000.00    78,000,000.00   5,541,731.39    141,115.00     5,682,846.39     0.00            0.00       72,458,268.61
A3       39,000,000.00    39,000,000.00           0.00    139,750.00       139,750.00     0.00            0.00       39,000,000.00
A4       29,965,000.00    29,965,000.00           0.00    144,331.42       144,331.42     0.00            0.00       29,965,000.00
AR              100.00           100.00         100.00          0.84           100.84     0.00            0.00                0.00
M1       25,500,000.00    25,500,000.00           0.00     77,902.50        77,902.50     0.00            0.00       25,500,000.00
M2       19,500,000.00    19,500,000.00           0.00     81,753.75        81,753.75     0.00            0.00       19,500,000.00
B        12,750,000.00    12,750,000.00           0.00     74,863.75        74,863.75     0.00            0.00       12,750,000.00
P               100.00           100.00           0.00     16,337.28        16,337.28     0.00            0.00              100.00
TOTALS  300,000,200.00   300,000,200.00   9,768,429.30    874,247.34    10,642,676.64     0.00            0.00      290,231,770.70

AIO      30,000,000.00    30,000,000.00           0.00    175,000.00       175,000.00     0.00            0.00       27,773,962.55
X1      300,000,000.00   300,000,000.00           0.00  1,522,490.27     1,522,490.27     0.00            0.00      290,231,670.70
X2                0.00             0.00           0.00          0.00             0.00     0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541NVL0   1,000.00000000     44.35743202       2.08000000       46.43743202     955.64256798      A1       1.920000 %
A2      22541NVM8   1,000.00000000     71.04783833       1.80916667       72.85700500     928.95216167      A2       1.670000 %
A3      22541NVN6   1,000.00000000      0.00000000       3.58333333        3.58333333   1,000.00000000      A3       4.300000 %
A4      22541NVP1   1,000.00000000      0.00000000       4.81666678        4.81666678   1,000.00000000      A4       5.780000 %
AR      22541NVR7   1,000.00000000  1,000.00000000       8.40000000    1,008.40000000       0.00000000      AR       8.953036 %
M1      22541NVS5   1,000.00000000      0.00000000       3.05500000        3.05500000   1,000.00000000      M1       2.820000 %
M2      22541NVT3   1,000.00000000      0.00000000       4.19250000        4.19250000   1,000.00000000      M2       3.870000 %
B       22541NVU0   1,000.00000000      0.00000000       5.87166667        5.87166667   1,000.00000000      B        5.420000 %
P       22541NVV8   1,000.00000000      0.00000000 ################  ################   1,000.00000000      P        8.953036 %
TOTALS              1,000.00000000     32.56140929       2.91415586       35.47556515     967.43859071

AIO     22541NVQ9   1,000.00000000      0.00000000       5.83333333        5.83333333     925.79875167      AIO      7.000000 %
X1      22541NVW6   1,000.00000000      0.00000000       5.07496757        5.07496757     967.43890233      X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



Sec. 4.06(a)(i)       Principal Remittance Amount (Total)                                                        9,768,429.30
                      Group 1                                                                                    4,226,641.18
                      Group 2                                                                                    5,541,788.12

                      Scheduled Principal Payments (Total)                                                         224,572.74
                      Group 1                                                                                      105,474.46
                      Group 2                                                                                      119,098.28

                      Principal Prepayments (Total)                                                              8,982,214.98
                      Group 1                                                                                    3,901,078.21
                      Group 2                                                                                    5,081,136.77

                      Curtailments (Total)                                                                         449,687.30
                      Group 1                                                                                      111,578.98
                      Group 2                                                                                      338,108.32

                      Curtailment Interest Adjustments (Total)                                                       1,675.45
                      Group 1                                                                                          503.28
                      Group 2                                                                                        1,172.17

                      Repurchase Principal (Total)                                                                       0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Substitution Amounts (Total)                                                                       0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Net Liquidation Proceeds (Total)                                                                   0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Other Principal Adjustments (Total)                                                          110,278.83
                      Group 1                                                                                      108,006.25
                      Group 2                                                                                        2,272.58

                      Gross Interest (Total)                                                                     2,531,816.90
                      Group 1                                                                                      975,465.17
                      Group 2                                                                                    1,556,351.73

                      Recoveries from Prior Loss Determinations (Total)                                                  0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Reimbursements of Non-Recoverable Advances Previously Made (Total)                                 0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                               0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

Prepayment Penalties  Number of Loans with Respect to which Prepayment Penalties were Collected                             7
                      Group 1                                                                                               2
                      Group 2                                                                                               5

                      Balance of Loans with Respect to which Prepayment Penalties were Collected                   328,761.14
                      Group 1                                                                                       75,971.87
                      Group 2                                                                                      252,789.27

                      Amount of Prepayment Penalties Collected                                                      16,336.44
                      Group 1                                                                                        4,046.76
                      Group 2                                                                                       12,289.68

Sec. 4.06(a)(iv)      Beginning Number of Loans Outstanding (Total)                                                     7,025
                      Group 1                                                                                           3,637
                      Group 2                                                                                           3,388

                      Beginning Aggregate Loan Balance (Total)                                                 268,249,831.76
                      Group 1                                                                                  105,478,458.22
                      Group 2                                                                                  162,771,373.54

                      Ending Number of Loans Outstanding (Total)                                                        6,814
                      Group 1                                                                                           3,506
                      Group 2                                                                                           3,308

                      Ending Aggregate Loan Balance (Total)                                                    258,481,402.46
                      Group 1                                                                                  101,251,817.04
                      Group 2                                                                                  157,229,585.42



Sec. 4.06(a)(v)       Servicing Fees (including Credit Risk Manager Fee - Total)                                   115,426.92
                      Group 1                                                                                       45,252.15
                      Group 2                                                                                       70,174.78

                      Trustee Fees (Total)                                                                           3,129.58
                      Group 1                                                                                        1,230.58
                      Group 2                                                                                        1,899.00

Sec. 4.06(a)(vii)     Current Advances (Total)                                                                            N/A
                      Group 1                                                                                             N/A
                      Group 2                                                                                             N/A

                      Outstanding Advances (Total)                                                                        N/A
                      Group 1                                                                                             N/A
                      Group 2                                                                                             N/A

Section 4.06(a)(viii) Delinquent Mortgage Loans
                       Group 1
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                  10               339,300.68                  0.34 %
                      2 Month                   0                     0.00                  0.00 %
                      3 Month                   0                     0.00                  0.00 %
                      Total                    10               339,300.68                  0.34 %
                       Group 2
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                  28             1,070,853.57                  0.68 %
                      2 Month                  15               673,180.98                  0.43 %
                      3 Month                   1                14,980.40                  0.01 %
                       Total                   44             1,759,014.95                  1.12 %
                       Group Totals
                                                                 Principal
                      Category              Number                Balance               Percentage
                      1 Month                  38             1,410,154.25                  0.55 %
                      2 Month                  15               673,180.98                  0.26 %
                      3 Month                   1                14,980.40                  0.01 %
                       Total                   54             2,098,315.63                  0.82 %
                      * Delinquent Bankruptcies are included in the table above.

                      Bankruptcies
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      * Only Current Bankruptcies are reflected in the table above.

                      Foreclosures
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

Section 4.06(a)(xi)   REO Properties
                       Group 1
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %

                       Group 2
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %
                      Group Totals
                                            Principal
                       Number               Balance                Percentage
                          0                    0.00                  0.00 %



Section 4.06(a)(xii)  Current Realized Losses (Total)                                                                    0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

                      Cumulative Realized Losses (Total)                                                                 0.00
                      Group 1                                                                                            0.00
                      Group 2                                                                                            0.00

Sec. 4.06 (a)(xiv)    Amount on Deposit in Pre-Funding Account (Total)                                          31,750,368.24
                      Group 1                                                                                   12,521,541.78
                      Group 2                                                                                   19,228,826.46

Sec. 4.06 (a)(xiv)    Capitalized Interest Requirement (Total)                                                     142,140.77
                      Group 1                                                                                       56,056.72
                      Group 2                                                                                       86,084.05

Trigger Event         Trigger Event Occurrence (Effective January 2006)                                                    NO
                      (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)
                      Rolling 3 Month Delinquency Rate                                                              0.23711 %
                      Sr. Enhancement Percentage x 16.5%                                                           19.89789 %
                                            OR
                      (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                      Cumulative Loss % of Original Aggregate Collateral Balance                                       0.00 %
                      Cumulative Loss Limit                                                                            5.75 %

O/C Reporting         Targeted Overcollateralization Amount                                                     11,250,007.50
                      Ending Overcollateralization Amount                                                                0.00
                      Ending Overcollateralization Deficiency                                                   11,250,007.50
                      Overcollateralization Release Amount                                                               0.00
                      Monthly Excess Interest                                                                    1,522,490.27
                      Payment to Class X-1                                                                       1,522,490.27




                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
